112296/4


                     THE GREAT AMERICAN BACKRUB STORE, INC.
                               425 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                                AGENCY AGREEMENT


                                                       November 22, 1996



Investors Associates, Inc.
411 Hackensack Avenue
Hackensack, NJ  07601

Attn:  Mr. Herman Epstein

Ladies and Gentlemen:

          THE GREAT AMERICAN BACKRUB STORE, INC., a New York corporation (the "Company" or "GAB"), proposes to offer for sale in a private placement (the "Offering"), four (4) units (the "Units") at a purchase price of $50,000 per Unit, each Unit consisting of a $49,250 principal amount promissory note (the "Note(s)"), and warrants (the "Warrants") to purchase an aggregate of 750,000 shares of preferred stock (the "Preferred Stock"), convertible into common stock (the "Common Stock") of the Company, $0.001 par value per share. The minimum purchase is one Unit, but you may accept subscriptions for fractional Units in your discretion and with the Company's consent. Payment of the Notes will be secured by a pledge of all the Common Stock legally or beneficially owned by William Zanker and Terrance C. Murray which shall be evidenced by a Stock Pledge Agreement (the "Security Agreement") to be entered into with you or your affiliates as agent for the benefit of each purchaser of the Units. The Warrants will be issued in the form of Exhibit A hereto. The Units will be offered to "accredited investors" on a "best efforts" basis in accordance with Section 4(2) and/or 3(b) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, and to non-United States investors.

          The Units, Notes and Warrants will contain the terms and conditions set forth in the Company's Confidential Private Offering Memorandum to be prepared by our counsel and delivered to each prospective purchaser of Units (the "Memorandum"). The Memorandum, together with all exhibits thereto, including the Subscription Agreement to be executed by each purchaser and the Company, will be referred to herein as the "Offering Documents". Investors Associates, Inc. is sometimes referred to herein as the "Placement Agent".
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          1.        APPOINTMENT OF PLACEMENT AGENT; THE OFFERING.

          1.1. APPOINTMENT OF PLACEMENT AGENT. You are hereby appointed exclusive placement agent (the "Placement Agent") of the Company during the offering period herein specified (the "Offering Period") for the purpose of assisting the Company in finding qualified investors (the "Subscribers"). The Offering Period shall commence on the day the Offering Documents are first made available to you by the Company and shall continue until the 30th day following the date first written above, PROVIDED, the Offering Period may be extended for an additional period not to exceed 10 days by the mutual agreement of the Company and the Placement Agent, or may be terminated earlier if all $200,000 of the Units offered hereby have been sold. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date." You hereby accept such agency and agree to assist the Company in finding qualified subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering. You shall have the right to enter into selling agreements with members of your selling group, who shall be members of the NASD (as hereunder defined).

          1.2 OFFERING DOCUMENTS. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such other information, documents and instruments which the Placement Agent deems reasonably necessary to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with state and Federal statutes applicable to the Offering.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as set forth below. For purposes of this Article 2, the term "Company" shall include the Subsidiaries (as defined below):

          2.1. DUE INCORPORATION AND QUALIFICATION. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation (except where the failure to so qualify would not have a material adverse effect on the business of the Company) for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification. GAB has no subsidiaries, other than those corporations (the "Subsidiaries") named on Schedule A annexed hereto, each of which was formed solely to acquire a lease of retail premises indicated opposite its name. The Company has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Offering Documents.

          2.2 AUTHORIZED CAPITAL. Immediately prior to the closing (the "Closing") of this Offering, the Company will have an

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authorized and outstanding  capitalization  as set forth on Schedule 2.2 hereto, and all of the then issued and outstanding shares of capital stock of the Company (the "Capital Stock") will have been duly and validly authorized and issued and will be fully paid and non-assessable. None of the holders of such outstanding shares of Capital Stock is subject to personal liability solely by reason of being such a holder. Except as described on Schedule 2.2 hereto, the offers and sales of such outstanding shares of Capital Stock were at all relevant times either registered under the Securities Act and the applicable state securities or blue sky laws, or exempt from such registration. Except as described on Schedule 2.2 hereto, no holder of any of the Company's securities has any rights, "demand", "piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement. Immediately prior to the Closing of the Offering, GAB will have reserved for issuance a sufficient number of shares of Common Stock to be issued to the Subscribers upon the exercise of the Warrants.

          2.3       NO  PREEMPTIVE  RIGHTS;  OPTIONS.  Except  as set  forth  on
Schedule 2.3 hereto, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Capital Stock or other securities of the Company, under the articles or certificates of incorporation or by-laws of the Company or under any agreement or other outstanding instrument to which the Company is a party or by which it is bound. Except as set forth in the Memorandum or on Schedule 2.3 hereto, the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into shares of Capital Stock or other securities of the Company and the Company has not agreed to issue or sell any shares of Capital Stock or other securities of the Company.

          2.4 FINANCIAL STATEMENTS. The financial statements of GAB, including the notes thereto, included in the Offering Documents fairly present the financial position and results of operations of GAB at the dates thereof and for the periods in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          2.5. NO MATERIAL ADVERSE CHANGES. Except as otherwise stated in the Offering Documents and/or Schedule 2.5 hereto, since the date of our last report filed with the SEC (as below defined) (i) there has not been any change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations as described in the Offering Documents, and (ii) the Company has not incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business and except as may be contemplated by the Offering Documents.

          2.6.      TAXES. Except as set forth on Schedule 2.6 hereto,

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the Company has filed all  Federal tax returns and all state and  municipal  and local tax returns (whether relating to income, sales, franchise, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing, PROVIDED, the Company has not paid any tax, assessment, charge, levy or license fee that it contests in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles. Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. The Company has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and with respect to payments, to the extent that the same have become due and payable.

          2.7 FINDER'S FEES; OTHER UNDERWRITERS. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent or the consummation of the offering contemplated hereunder or the PO (as below defined) other than payments to the Placement Agent. The Company has not paid or issued any monies, securities or other compensation to any member of the National Association of Securities Dealers, Inc. (the "NASD") or to any affiliate of such a member during the previous 12 months, except payments made (i) to the Placement Agent hereunder;
(ii) to the Placement Agent under the Letter (as below defined); (iii) to the Placement Agent under the Financial Advisory and Consulting Agreement dated February 8, 1996, or (iv) to Horatio Management Services Corp. under a consultative agreement dated February 1, 1996. The Letter and agreements aforesaid are in full force and effect and Investors Associates, Inc. is in full compliance with all of its obligations thereunder.

          2.8 NO PENDING ACTIONS. Except as set forth on Schedule 2.8 hereto, or in the Memorandum, there are no actions, suits, proceedings, claims or hearings of any kind or nature or, to the best of the knowledge of the Company, any investigations or inquiries, before or by any court, governmental authority, tribunal or instrumentality, pending or threatened against the Company, or involving the properties of the Company which could result in any material adverse change in the business, properties, financial position or results of operations of the Company, or which could materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

          2.9 PRIVATE OFFERING EXEMPTION; OFFERING DOCUMENTS. Assuming that each United States purchaser of Units in this Offering is an "accredited investor" as defined in Rule 502 of Regulation D, or a foreign investor, the Offering Documents conform

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in all material  respects with the  requirements  of Section 4(2) and/or 3(b) of the Securities Act and Rules 501-506 of Regulation D promulgated thereunder ("Reg D") and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "SEC" or the "Commission") currently in effect relating to "private offerings". To the best knowledge of the Company, the Memorandum, as supplemented by the information disclosed pursuant hereto in the annexed schedules, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Notes, Preferred Stock and Warrants conform to the descriptions thereof contained in the Subscription Agreement and the Memorandum.

          2.10 DUE AUTHORIZATION. GAB has full right, power and authority to enter into this Agreement and the Security Agreement and issue the Units and the securities contained therein and the securities underlying the same and to perform all of its obligations hereunder and thereunder and as contemplated hereby and thereby and pursuant to the terms of the securities comprising the Units. The execution and delivery of this Agreement and the Security Agreement have been duly authorized by all necessary corporate action and no further corporate action or approval is required for such execution, delivery and performance. This Agreement constitutes, and the Security Agreement and the Warrants will, upon execution and delivery and payment therefor, as applicable, constitute a valid and binding obligation of the Company, enforceable in accordance with its respective terms (except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity, and (ii) that the enforceability of the indemnification and contribution provisions of this Agreement may be limited by the Federal securities laws and public policy), and no consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Agreement, except that the offer and sale of the Units in certain jurisdictions may be subject to the provisions of the securities or Blue Sky Laws of such jurisdictions. No licenses issued by the department of health or other authorities will be required in order to become a Subscriber.

          2.11 NON-DEFAULT; NON-CONTRAVENTION. The Company is not in violation of its articles or certificate of incorporation or by-laws or, except as described in the financial statements and on Schedule 2.11 hereto, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, lease or other instrument to which it is a party, and GAB's execution and delivery of this Agreement, the Security Agreement and/or the securities comprising

                                       -5-
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the Units,  and the incurrence of the obligations  herein and therein set forth.
The consummation of the transactions contemplated herein will not immediately prior to the Closing of the Offering (i) conflict with, or constitute a breach of, or a default under the articles or certificate of incorporation or by-laws of the Company, or any material contract, lease or other material agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound; (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

          2.12 VALID ISSUANCES. The shares of Preferred Stock to be issued upon exercise of the Warrants and underlying Common Stock have been duly and validly authorized and, when issued and delivered and paid for in accordance with the terms of the Offering Documents, this Agreement and the Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The Notes and the Warrants included in the Units have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Subscription Agreement and this Agreement, will be duly and validly issued.

          2.13 NO ANTI-DILUTION ADJUSTMENT. The issuance of the Units in the Offering will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's capital stock, the right to purchase any additional shares of capital stock and/or the right to purchase shares at a reduced price.

          2.14 NO REGULATORY ISSUES. The Company (i) has not filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 261 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder;
(iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code,

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or a temporary restraining order or preliminary injunction entered under Section
3007 of Title 39, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code, or (vi) has not been the subject of any investigation or proceeding involving the suspension or cessation of the trading or quotation of its securities on any exchange or quotation system. None of the Company's directors or officers (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisors Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of an exchange registered as a national security exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under
Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade, or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

          2.15 NO VIOLATIONS. Except as described in the Memorandum, the Company is not in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business other than any violation which individually or in the aggregate would not have a material adverse effect on the Company's business, properties or operations.

          2.16 CONDUCT OF BUSINESS. The Company has all necessary authorizations, approvals, orders, licenses, certificates and permits (collectively, the "Approvals") of and from all governmental regulatory officials and bodies, to own or lease its

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properties  and conduct its business as it is being  presently  conducted in the
Company's existing form as described in the Memorandum, and the Company is and has been doing business in compliance with all such material Approvals, and all Federal, state and local laws, rules and regulations, other than any such Approvals, laws, rules and regulations, the failure to comply with which would not have material adverse effect on the Company, its business, properties or operations. All licenses and findings of suitability required to be obtained by any affiliate of the Company have been obtained and are in full force and effect.

          2.17. TITLE TO PROPERTY; INSURANCE. The Company has good title to, or valid and enforceable leasehold estates in, all items of real property owned or leased by it, including, without limitation, the backrub centers referred to in the Memorandum and has good title to, or valid and enforceable leases with respect to, all items of personal property (tangible and intangible), free and clear of all liens, encumbrances, claims, security interests, defects of title, and restrictions of any material nature whatsoever, other than those contained in the Memorandum and liens for real estate taxes not yet due and payable. The Company has adequately insured its tangible and/or real properties against loss or damage by fire or other casualty (other than earthquake and flood) and maintains such insurance in adequate amounts, on terms generally offered by reputable insurance carriers in the area.

          2.18 INTANGIBLES. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, and other rights (collectively, the "Intangibles") described as owned or used by it in the Memorandum. There is no proceeding or action by any person pertaining to, or proceeding or claim pending or, to the best knowledge of the Company, threatened and the Company has not received any notice of conflict with the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the Memorandum. To the best knowledge of the Company, the Intangibles and the Company's operations do not infringe on any intangibles held by any third party.

          2.19 SECURITY INTEREST. Assuming the Subscribers have taken possession of the Pledged Shares (as defined below) in good faith and without notice of any adverse claim and maintain physical possession of the certificates representing the Pledged Shares in the State of New York, the Security Agreement will create a valid first priority security interest in favor of the Subscribers in and to the Pledged Shares, enforceable against the Company and all third parties securing payment of the Obligations (as below defined) (PROVIDED, the enforceability of the Security Agreement may be limited or affected by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights and by general principles of equity). No filings

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or recordings  are required in order to perfect  fully the security  interest in the Pledged Shares under the Security Agreement.

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT. The Placement Agent represents, warrants and covenants as follows:

          (a)       The  Placement  Agent  is  duly   incorporated  and  validly
existing and in good standing under the laws of the state of its incorporation.

          (b) The Placement Agent is a broker-dealer registered as such under the Securities Exchange Act of 1934 and is a member in good standing of the NASD.

          (c) Sales of Units by the Placement Agent or members of its selling group will only be made in such jurisdictions in which the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists.

          (d) Offers and sales of Units by the Placement Agent or any members of its selling group will be made solely to accredited investors in compliance with the provisions of Rule 502(c) of Regulation D, and to non-U.S. investors, and the Placement Agent will furnish to each investor a copy of the Offering Documents prior to accepting any payments for Units.

          (e) The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

          (f) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement, when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligation of the Placement Agent, enforceable in accordance with its terms, except to the extent that (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally; (ii) the enforceability hereof is subject to general principles of equity, or (iii) the indemnification provisions hereof may be held to be violative of public policy.

          (g) The Placement Agent will deliver to each purchaser, prior to any submission by such person of a written offer to purchase any Units, a copy of the Memorandum, as it may have been most recently amended or supplemented by the Company.


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          (h)       Upon receipt of an executed  Subscription  Agreement and the payments representing subscriptions for Units, the Placement Agent will promptly forward copies of the subscription documents to the Company and shall forward all consideration received for such Units to the escrow agent specified in the Memorandum to be held in escrow.

          4.        CLOSING.

          4.1 TIME AND PLACE. At any time prior to the Termination Date and after the receipt of subscription agreements and related documentation, and the receipt and clearance of funds representing the sale of four Units, a Closing (the "Closing") shall take place at the office of the Placement Agent, at its address above given or at the offices of its counsel, 545 Madison Avenue, 16th Floor, New York City. At the Closing, payment for the Units issued and sold by the Company shall be recognized against delivery of the Notes and certificates representing the Warrants comprising the Units.

          4.2       DELIVERIES AT CLOSING.

          (a) At the Closing, and as a condition to the Closing, the Company shall deliver or cause to be delivered to the Placement Agent on behalf of the Placement Agent and the Subscribers:

          (i) the opinion of Olshan Grundman Frome & Rosenzweig LLP as at the date of the Closing, substantially to the effect that:

          (A) The Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Offering Documents and is duly qualified as a foreign corporation for the transaction of business in any state requiring such qualification where the failure to so qualify would reasonably be expected to have a material adverse effect on the Company. In giving such opinion counsel may rely solely on a certificate of an officer of the Company as to the jurisdictions in which the Company conducts business.

          (B) The Company has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder; the Company has all requisite corporate power and authority to issue and deliver the Units, this Agreement, the Notes, the Warrants, the Preferred Stock underlying the Warrants and the Common Stock underlying the Preferred Stock; and this Agreement, the Notes and the Warrants have been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, each enforceable against the Company in accordance with its respective terms except (I) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, or by general principles of equity, and (II) that the enforceability of the indemnification and contribution provisions of this Agreement may be limited by the Federal securities laws and public policy.

          (C) The Preferred Stock to be issued upon exercise of the Warrants, when issued and paid for in accordance with the terms of the Warrants, and the Common Stock underlying the Preferred Stock, when issued upon conversion of the Preferred Stock in accordance with the terms thereof and upon payment therefor, will be duly and validly issued and fully paid and non-assessable. The Preferred Stock, the Common Stock, the Warrants and the Notes conform to the description thereof contained in the Offering Documents. To the best knowledge of such counsel, except as described on Schedule 2.2 hereto or in the Memorandum, no holder of any of the Company's securities has any rights, "demand", "piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement. Except as set forth on Schedule
2.3 hereto or in the Memorandum, to the best knowledge of such counsel following due inquiry, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock of the Company, under the articles or certificate of incorporation or by-laws of the Company or under the business corporation law of the state of the Company's incorporation or, to the best knowledge of such counsel, under any agreement or other outstanding instrument to which the Company is a party or by which it is bound.

          (D) Neither the execution and delivery of this Agreement, the certificates representing the Warrants or the Notes, nor compliance with the terms hereof or thereof will (i) conflict with, result in a breach of, or constitute a default under the articles or certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any contract, instrument, agreement or document to which the Company is a party, or by which the properties of the Company are bound; (ii) to the best knowledge of counsel following due inquiry, violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, or (iii) to the best knowledge of counsel following due inquiry, have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties.

          (E) No approval, consent or finding of any court, board or governmental agency, instrumentality or authority of the United States or of any state having jurisdiction or authority over the

Company or of any other third party, not duly obtained (other than any approval or consent required under any state securities or Blue Sky Laws) is required for the valid authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement.

          (F) To the best of counsel's knowledge following due inquiry, except as disclosed on Schedule 2.8 hereto, there are no claims, actions, suits, hearings, investigations, inquiries or proceedings of any kind or nature, before or by any court, governmental authority, tribunal or instrumentality pending or threatened against or affecting the Company which could reasonably be anticipated to materially and adversely affect the business, properties or financial position of the Company, or the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

          (G) To the best of counsel's knowledge following due inquiry, there are no material licenses, permits, certificates, registrations, approvals or consents of any governmental agency, commission, board, instrumentality or department that are required to be obtained by the Company in order to conduct its business as conducted at the date hereof which have not been so obtained and as to which the failure to so obtain would reasonably be anticipated to have a material adverse effect on the Company's business.

          (H) To the best of counsel's knowledge following due inquiry, the issuance of the Units in the Offering will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's capital stock, the right to purchase any additional shares of capital stock or the right to purchase shares at a reduced price.

          (I) Assuming the Subscribers have taken possession of the shares of Common Stock subject to the Security Agreement (the "Pledged Shares") in good faith and without notice of any adverse claim and maintain physical possession of the certificates representing the Pledged Shares in the State of New York, the Security Agreement creates a valid and perfected first priority security interest in favor of the Subscribers in the Pledged Shares that is subject to no other security interest in favor of any other person, as security for the Obligations (as defined in the Security Agreement). No filings or recordings are required in order to perfect the security interest in the Pledged Shares created under the Security Agreement.

          Counsel's opinion shall be limited to the laws of the state of New York and applicable federal law. Where opinions of counsel are stated to be to Counsel's "knowledge" or "best knowledge" after due inquiry, or words to that effect, such references shall mean that, after an examination of documents made available to counsel by the Company and after inquiries of the Company, but without any further independent factual investigation, counsels finds no reason to believe that its opinions are factually incorrect, and the expression "to our knowledge" or similar language with reference to matters of fact refers to the current actual knowledge of attorneys at counsel's firm involved in the matter;

          (ii) a certificate of the Company, signed by two executive officers thereof stating that the representations and warranties contained in
Section 2 hereof are true and accurate in all material respects at the Closing, with the same effect as though expressly made at the Closing;

          (iii) the certificates representing the Warrants and the Notes to be included in the Units;

          (iv)      the  Security   Agreement,   the  form  of  which  shall  be
reasonably satisfactory to Placement Agent's counsel, and the Pledged Shares, and

          (v)       such  other   closing   documents  as  shall  be  reasonably
requested by the Placement Agent or its counsel.

          (b) The Law Offices of Mark Schwarz, will as a condition to the Closing, deliver its opinion that assuming (i) a proper Form D is filed in accordance with Rule 503 of Reg D; (ii) the offer and the sale of the Units by the Placement Agent was made in compliance with Rule 502(c) of Reg D; (iii) the Placement Agent's representations and warranties set forth in Section 3 hereof are true and correct, and (iv) the representations of the Subscribers in the Subscription Agreement signed by them are true and correct (which facts will not be independently verified by such counsel), the sale of Units in the Offering is exempt from registration under the Securities Act and is in compliance with Reg D.

          4.3 BLUE SKY SURVEY. Counsel for the Placement Agent shall survey the blue sky laws of the states designated by the Placement Agent in order to determine the extent to which and the conditions upon which offers and sales of the Units may be made in such states. It is understood that such survey (the "Blue Sky Survey"), which shall be delivered to the Company and the Placement Agent, may be based on or may rely upon (i) the representations of each Subscriber set forth in his or her Subscription Agreement, and (ii) the representations, warranties and agreements of the Company and the Placement Agent set forth in this Agreement.

          4.4 PLACEMENT AGENT'S FEES AND EXPENSES. At the Closing, the Company shall pay to the Placement Agent a commission equal to 10 percent of the aggregate purchase price of the Units sold at the Closing. In order to reimburse the Placement Agent for its expenses incurred in connection with the Offering, at the Closing, the Company also shall pay to the Placement Agent a non-accountable expense allowance equal to three percent (3%) of the aggregate purchase price of the Units sold at such Closing. On or before the Closing, the Company shall pay the fees and disbursements of counsel to the Placement Agent referred to in paragraph 5.3 below in connection with the qualification of the Units under the securities or blue sky laws of the states which the Placement Agent shall designate. All the foregoing amounts are payable directly to the parties who are owed same by deduction from the aggregate purchase price of the Units sold otherwise payable to the Company. If the Offering is not consummated because the Placement Agent prevents its completion (except if such prevention is based upon a breach by the Company of any covenant, representation or warranty contained herein or upon a written misstatement to the Placement Agent by the Company of a fact or omission by the Company to state a fact relating to the business and financial condition of the Company), then the Company shall not be liable to the Placement Agent or its counsel for any of the foregoing expenses. If the Offering is not consummated because the Company prevents its completion or because of a breach by the Company of any such covenants, representations or warranties or because of any such misstatements or omissions by the Company, then the Company's liability for the Placement Agent's expenses shall be equal to the Placement Agent's actual accountable expenses.

          5.        COVENANTS. The Company covenants and agrees that:

          5.1 AMENDMENTS TO OFFERING DOCUMENTS. Until the Offering has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company or any affiliate, or the proposed operations of the Company as described in the Memorandum, as a result of which it is necessary, in the opinion of counsel for the Placement Agent or counsel for the Company, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of any appropriate amendment or supplement to the Offering Documents, in form and substance satisfactory to counsel for the Placement Agent.

          5.2 USE OF PROCEEDS. The net proceeds of the Offering will be used by the Company only for the purposes stated in the Offering Documents.

          5.3 EXPENSES OF OFFERING. The Company shall be responsible for, and shall pay, all expenses directly and necessarily incurred in connection with the proposed financing, including, but not limited to, the costs of preparing, printing and filing, where necessary, the Offering Documents and all amendments and supplements thereto, fees of Placement Agent's counsel for blue sky and other matters in the amount of $15,000 as provided in par. "E" of the Letter, filing fees and disbursements of the Placement Agent's counsel in connection with blue sky matters.

          5.4. LETTER OF INTENT. The Company will use its best efforts to expeditiously proceed to the consummation of the public offering (the "PO") contemplated by the letter dated June 18, 1996, as extended, between you and us (the "Letter"), including but not limited to, the preparation, execution and filing with all necessary governmental authorities of the Registration Statement on Form SB-2 (including the related prospectus and necessary exhibits), the satisfaction of the obligations of the Company in connection therewith, the cooperation with you in requesting effectiveness of the Registration Statement at such time as the Commission is prepared to declare the Registration Statement effective, complying with all applicable statutes, laws, rules and regulations concerning the PO, and paying the necessary expenses to be incurred in connection therewith to the extent provided in the Letter.

          6. REGISTRATION RIGHTS. As more fully described in the Subscription Agreement to be executed by the Company and each Subscriber, the Company agrees to register for public sale, Warrants and shares of Common Stock underlying the Warrants included in each Subscriber's Units pursuant to the Company's Registration Statement to be filed in connection with the PO. The Company shall use its best efforts with due diligence to keep the Registration Statement current throughout the term of the Warrants.

          7.        INDEMNIFICATION AND CONTRIBUTION.

          7.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Applications a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent in the preparation of the Offering Documents or any such Blue Sky Application; (y) any failure by the Placement Agent to be registered or be in good standing as a broker-dealer in any jurisdiction in which Units are sold or to comply with the terms of the Blue Sky Survey, or (z) any misrepresentation made to a Subscriber by the Placement Agent or its agents not included in the Offering Documents and made by means other than the mere delivery of the Offering Documents to a Subscriber (collectively, (x), (y), and (z) above are referred to as the "Non-Indemnity Events").

          7.2 INDEMNIFICATION BY THE PLACEMENT AGENT. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act and/or the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities(or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Documents, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but in each case, only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to the Placement Agent in the preparation of the Offering Documents or any such Blue Sky Application, or (iii) any other Non-Indemnity Event; and will reimburse the Company and each such controlling person for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage or liability which is found ultimately to arise out of or be based upon the circumstances described in clauses (i), (ii) or (iii) of this Section 7.2.

          7.3 PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof, PROVIDED, that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability under this Section 7. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

          7.4       CONTRIBUTION.  If the  indemnification  provided for in this
Section 7 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the Offering, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions, but before deducting expenses) received by the Company, bear to the commissions received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          7.5 EQUITABLE CONSIDERATIONS. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding subsection.

          7.6       ATTORNEYS'  FEES.  The amount  payable by a party under this
Section 7 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          8. TERMINATION BY PLACEMENT AGENT. The Placement Agent will have the right to terminate this Agreement by giving notice as herein specified, at any time, at or prior to the Closing Date if (i) the Company shall have failed, refused or been unable to perform any of its obligations hereunder, or breached any of its representations or warranties hereunder, or (ii) if there has occurred an event materially and adversely affecting the value of the Warrants or Notes.

          9. NOTICES. Any notice, election, demand or other communication hereunder shall be in a signed writing and shall be deemed given or made when actually received by personal delivery or by facsimile transmission, or two business days following the date when mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to Investors Associates, Inc., 411 Hackensack Avenue, Lobby Level, Hackensack, NJ 07601, Attention: Herman Epstein, Chairman (Fax No. (201) 646-0093) with a copy to the Law Offices of Mark
Schwarz, 545 Madison Avenue, 16th Floor, New York, NY 10022, Attention: Mark Schwarz, Esq. (Fax No. (212) 826-1046), and if to the Company, at its address above given, Attention: William Zanker, President with a copy to Olshan Grundman Frome & Rosenzweig LLP, Attention: Stephen Irwin, Esq., (Fax No. (212)755-1467) or, in each case, to such other address as the parties may hereinafter designate by like notice.

          10. PARTIES. This Agreement will inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in subsections 7.1 and 7.2) hereof, and their respective successors and assigns, and no other person will have any legal or equitable right, remedy or claim under or in respect of this Agreement.

          11. AMENDMENT AND/OR MODIFICATION. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally or in any manner other than by an instrument in writing signed by each of the parties hereto.

          12. FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

          13. VALIDITY. In case any term or provision of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of the other terms of this Agreement will not in any way be affected thereby.

          14. WAIVER OF BREACH. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

          15. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of this Agreement are superseded by and merged into it.

          16. COUNTERPARTS. This Agreement may be executed in counterpart and each such counterpart will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

          17. LAW. This Agreement will be deemed to have been made and delivered in the state of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the state of New York. The parties hereto consent to the jurisdiction and venue of any state or Federal court located in New York for purposes of resolving any disputes hereunder.

          18. REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY. The respective representations, indemnities, agreements, covenants and warranties of the Company and the Placement Agent shall survive execution of this Agreement and delivery of the Units and/or the termination of this Agreement prior thereto.

          19. NO ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior consent of the other party, and any attempted assignment without such consent shall be void and of no effect.

          20. SCHEDULES. Any disclosure made on any schedule hereto shall be deemed as also having been made on any other schedule hereto as to which such disclosure is also responsive.

          If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                              Very truly yours,

                              THE GREAT AMERICAN BACKRUB STORE INC.


                              By: /s/ Terrance C. Murray,
                                  -----------------------
                                  Terrance C. Murray,
                                  Chief Executive Officer





ACCEPTED AND AGREED TO:

INVESTORS ASSOCIATES, INC.


By: /s/ Herman Epstein
    ----------------------
     Herman Epstein, Chairman

                                                               December 20, 1996

The Great American BackRub Store, Inc.
425 Madison Avenue, Fifth Floor
New York, NY  10017

Attn:  Mr. William Zanker

                  Re:  Agency Agreement (the "Agreement")
                       Between us dated November 11, 1996
                       ----------------------------------

Ladies and Gentlemen:

          We refer to the Agency Agreement and your request to increase the Offering by 1-1/3 (one and one-third) Units to 5-1/3 (five and one-third) Units (or a total of $266,666.67). This letter will serve to confirm our mutual understanding to amend the Agreement in accordance with the foregoing and regarding related matters. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein:

          1. The references to "four (4)" on page 1 and in Section 4.1 are hereby changed to read "5-1/3 (five and one-third)". Further, an additional sentence shall be inserted after the second sentence on page 1 to read in its entirety as follows: "One and one-third (1-1/3) Units shall be reserved for purchase by William Zanker, Keith Dee and Terrance C. Murray or their affiliates in such proportion as shall be determined by them on notice to us".

          2. The reference to $200,000 in Section 1.1 shall be changed to read "$266,666.67".

          3. The second line on page 6 is hereby amended to read in its entirety "set forth, and the consummation of the transactions contemplated".

          4. After the word "to" in the second line of subparagraph "3(d)" insert the language: "persons or entities who the Placement Agent has reason to believe constitute".

  In furtherance of the foregoing, the terms and conditions of the letter of intent between us dated June 18, 1996 under the caption "Bridge Financing" commencing on page 21 are hereby amended accordingly. Further, the reference to page 23 to "24-month" shall be changed to "36-month".

The Great American BackRub Store, Inc.
December 20, 1996
Page -2-

          Additionally, it is understood that the investors who executed documents to subscribe to the previous bridge financing shall have the option to receive an immediate refund of their subscription funds or remain in the enlarged bridge financing by so indicating on a simplified ratification form to be circulated in substantially the form annexed hereto.

          Kindly acknowledge receipt and acceptance of the foregoing by signing where indicated at the foot of the duplicate hereof enclosed and returning the same to this office.

          Thank you for your courtesy and cooperation.


                                         Very truly yours,

                                         INVESTORS ASSOCIATES, INC.



                                         By: /s/ Herman Epstein
                                            -----------------------------
                                                  Vice President


Receipt and Acceptance Acknowledged:

THE GREAT AMERICAN BACKRUB STORE, INC.



By: /s/ William Zanker
   -----------------------------
             William Zanker
             President